Confidential & Proprietary 1 Wabtec 4th Quarter 2021 Financial Results & Company Highlights February 16, 2022

2 Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, including the acquisition of GE Transportation (the “GE Transportation merger”) and Nordco, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies and other benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward- looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from acquisitions, including the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, supply chain disruptions, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2022 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing restructuring-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3 Today’s participants Rafael Santana President & Chief Executive Officer John Olin Executive Vice President & Chief Financial Officer Kristine Kubacki Vice President, Investor Relations PRESENTERS INVESTOR RELATIONS

4Q 2021 overview

SALES	**$2.07B** Up 2.4% YoY
ADJUSTED OPERATING MARGIN (2)	**16.1%** GAAP: 12.7%
ADJUSTED EARNINGS PER SHARE(2)	**$1.18** GAAP: $1.02
CASH FROM OPERATIONS (1)	**$314M**
BACKLOG	**$22.17B**

4Q 2021 HIGHLIGHTS

- Sales growth driven by Freight Services & Components ... despite ongoing supply chain disruptions
- Delivered 210 bps of adj. margin expansion ... improvement across both segments despite cost headwinds
- Adjusted EPS up 20.4% YoY ... driven by productivity gains, realization of synergies & positive mix
- Robust cash flow from operations ... 99% cash conversion
- Returning capital to shareholders ... executed $100M share buyback & paid $23M in dividends
- Strong backlog provides improved visibility ... up $578M YoY

SOLID EXECUTION ... SALES GROWTH, MARGIN EXPANSION & STRONG CASH FLOW

(1) 4th quarter cash from operations included a negative impact from securitization of accounts receivable of $137 million
(2) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations

4

5 0% 5% 10% 15% 20% Kazakhstan Russia China Brazil India 2 0 2 1 V o lu m e s v s 2 0 2 0 Market outlook Average North American Parked Locomotives 2022 Market Assumptions 2021 Global Freight Volumes 2018 2019 2020 2021 YoY North American Rail Carloads (5.9%) (17.7%) (6.4%) 3.2% 5.1% 20.2% (0.1%) (4.8%) 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 F R E I G H T NA Carloads + Locomotive & Railcar Parkings + International Freight Volumes + NA Railcar Production ++ Mining Commodities ++ T R A N S I T Infrastructure Investment + Global Ridership + Source: Association of American Railroads (AAR) Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT

6 FLXDRIVE DEMAND ADVANCING THE FUTURE OF CLEAN RAIL EUROPE RAIL JOINT UNDERTAKING FOUNDING MEMBER FREIGHT TRANSIT Recent wins

7 4Q 2021 financial summary S A L E S 2021 O P E R A T I N G I N C O M E 2021 GAAP E P S 2020 2021 Adj(1)2020 Adj(1) $2.07B $264M $2.02B $283M $334M 14.0% 16.1% I N C R E A S E D S A L E S , M A R G I N S A N D A D J U S T E D E P S D E S P I T E S U P P L Y C H A I N D I S R U P T I O N S A N D I N F L A T I O N H E A D W I N D S 2.4% Increase 2.1 pts of Adj Margin Expansion 20.4% Adj EPS Increase $161M 2020 GAAP 2021 GAAP 2021 Adj(1)2020 Adj(1) $1.02 $0.98 $1.18 $0.46 2020 GAAP 8.0% 12.7% (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations

8 4Q 2021 sales P R O D U C T L I N E 4 Q 2 1 Y O Y F Y 2 1 Y O Y Equipment $377 (12.9%) $1,302 (15.0%) Components $218 11.8% $867 5.9% Services $663 21.2% $2,430 17.5% Digital Electronics $167 1.8% $640 (3.6%) Freight Segment $1,425 6.4% $5,239 3.1% Transit Segment $648 (5.4%) $2,583 4.4% T O T A L S A L E S $2,073 2.4% $7,822 3.5% E Q U I P M E N T Decreased due to lower locomotive deliveries, offset somewhat by higher mining sales C O M P O N E N T S Higher due to increased OE railcar build, railcars coming out of storage and improving industrial end-markets S E R V I C E S Increased as a result of record MODs deliveries, lower locomotive parkings and the acquisition of Nordco D I G I T A L E L E C T R O N I C S Improved demand for on-board locomotive products, partially offset by ongoing chip shortages T R A N S I T Decreased as a result of supply chain issues, COVID-19 related disruptions and unfavorable foreign currency exchange 4 T H Q U A R T E R K E Y D R I V E R S

9 4Q 2021 consolidated adjusted gross profit 4 Q (2) F Y 2 1 (3) 2 0 2 0 A D J G R O S S P R O F I T (1) $527 $2,182 % of Sales 26.0% 28.9% Volume ↑ ↑ Mix/Pricing ↑↑ ↑ Raw Materials ↓↓ ↓ Currency ↓ ↑ Manufacturing/Synergies/Other ↑ ↑ 2 0 2 1 A D J G R O S S P R O F I T (1) $657 $2,422 % of Sales 31.7% 31.0% 4 T H Q U A R T E R K E Y D R I V E R S M I X / P R I C I N G Favorable mix between business groups & higher pricing/escalations R A W M A T E R I A L S Costs increased sharply due to higher steel, copper, aluminum and fuel C U R R E N C Y Unfavorable foreign exchange impacted gross profit by $5M M A N U F A C T U R I N G / S Y N E R G I E S / O T H E R Productivity & realization synergies, partially offset by significantly higher transportation and logistics costs (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) 4Q 2020 GAAP gross profit was $506M (GAAP gross profit margin of 25.0%). 4Q 2021 GAAP gross profit was $652M (GAAP gross profit margin of 31.5%) (3) FY 2020 GAAP gross profit was $2,137M (GAAP gross profit margin of 28.3%). FY 2021 GAAP gross profit was $2,369M (GAAP gross profit margin of 30.3%)

10 4Q 2021 consolidated adjusted operating income C O N S O L I D A T E D 4 Q (2) F Y 2 1 (3) 2 0 2 0 A D J O P I N C O M E (1) $283 $1,143 % of Sales 14.0% 15.1% Adj Gross Profit 130 240 SG&A (65) (128) Engineering (14) (14) 2 0 2 1 A D J O P I N C O M E (1) $334 $1,241 % of Sales 16.1% 15.9% A D J U S T E D O P E R A T I N G I N C O M E W A S U P Y O Y O N H I G H E R G R O S S M A R G I N , P A R T I A L L Y O F F S E T B Y I N C R E A S E D S G & A A N D E N G I N E E R I N G E X P E N S E S (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (2) 4Q 2020 GAAP operating income was $161M (GAAP operating margin of 8.0%). 4Q 2021 GAAP operating income was $264M (GAAP operating margin of 12.7%) (3) FY 2020 GAAP operating income was $745M (GAAP operating margin of 9.9%). FY 2021 GAAP operating income was $876M (GAAP operating margin of 11.2%)

11 4Q 2021 Freight segment performance 2021 4Q214Q202020 $1.43B(2) $1.34B $17.89B $18.50B(2) (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Foreign exchange rates negatively impacted Freight sales by $2 million; Foreign exchange rates had a negative $78 million impact on segment backlog (3) Freight segment operating income was positively impacted by below market intangible amortization of $14 million, down $6 million from 4Q 2020 2021 GAAP 2021 Adj(1,3)2020 Adj(1) $207M $219M $267M 16.3% 18.7% $121M 2020 GAAP 6.4% Increase 2.4 pts of Adj Margin Expansion 3.4% Increase 9.0% 14.5% S A L E S O P E R A T I N G I N C O M E B A C K L O G

12 4Q 2021 Transit segment performance 2021 4Q214Q202020 $648M(2) $685M $3.70B $3.67B(2) 2021 GAAP 2021 Adj(1)2020 Adj(1) $79M $77M $88M 11.3% 13.6% $57M 2020 GAAP 5.4% Decrease 2.3 pts of Adj Margin Expansion 1.0% Decrease (1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations (2) Foreign exchange negatively impacted Transit sales by $15 million; Foreign exchange rates had a negative $163 million impact on segment backlog 8.3% 12.2% S A L E S O P E R A T I N G I N C O M E B A C K L O G

Resilient business allows for execution on financial priorities

FOCUSED ON CASH CONVERSION[1]

Cash from Ops



$0.78B
89% cash conv
$1.07B
102% cash conv
FY 2020
FY 2021

Record cash generation ... full-year up 37% YoY

Proactively managing **working capital**

Capex of $52M in 4Q ... $130M for FY 2021

STRONG FINANCIAL POSITION

Net Debt



$3.64B
Adj leverage 2.7x
$3.59B
Adj leverage 2.5x
4Q20
4Q21

Adjusted net leverage[2] improved ... committed to maintaining investment grade ratings

Strengthening balance sheet... strong liquidity of $1.67B

RETURN CAPITAL TO SHAREHOLDERS



$207M
$93M
$300M
$92M
Share repurchases
Dividends
FY 2020
FY 2021

Deploying capital to execute on strategic priorities

Returning capital to shareholders ... **announced $750M share buyback and 25% increase in quarterly dividend**

ROBUST CASH GENERATION; INVESTING IN HIGH-RETURN OPPORTUNITIES FOR GROWTH

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Net debt is defined as total debt minus cash and cash equivalents; adjusted leverage is defined as net debt divided by adjusted EBITDA

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2021 overview

SALES	**$7.82B** Up 3.5% YoY
ADJUSTED OPERATING MARGIN (1)	**15.9%** GAAP: 11.2%
ADJUSTED EARNINGS PER SHARE (1)	**$4.26** GAAP: $2.96
CASH FROM OPERATIONS	**$1.07B**

FULL YEAR 2021 HIGHLIGHTS

- Full-year sales growth driven by Services, Components & recovery in Transit … strong growth in Mods, improving railcar deliveries & partial recovery in Transit
- Delivered 80 bps of adjusted margin expansion … strong improvement across both segments despite cost headwinds
- Adjusted EPS up 12.4% YoY … driven by productivity gains, early realization of synergies & positive mix
- Record cash flow from operations of $1.07B … 102% cash conversion … completed Nordco & MASU acquisitions

STRONG EXECUTION FOR THE YEAR … STRONG FOUNDATION FOR GROWTH IN 2022

(1) Adjusted numbers represent non-GAAP financial measures, see Appendix for additional details and reconciliations

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2022 outlook and guidance

$8.3B to **$8.6B**

REVENUES

$4.65 to **$5.05**

ADJUSTED EPS

>90%

CASH CONVERSION (1)

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

BROAD-BASED RECOVERY ACROSS PORTFOLIO

EQUIPMENT

» Significantly higher deliveries of international locos & favorable mining fundamentals

COMPONENTS

» Railcars coming out of storage … higher railcar build … improved industrial end-markets

SERVICES

» Increased demand for reliable, efficient power… unparking of locos & higher MODs

DIGITAL ELECTRONICS

» Growth driven by international expansion & product upgrades

TRANSIT

» Increased global infrastructure investment & recovering ridership trends

KEY ASSUMPTIONS

Adjusted operating margin up

- Favorable productivity/absorption, offset by mix & cost inflation
- SG&A as % of sales down
- Engineering as % of sales up

Tax rate ~26%
Capex ~2% of sales

15

What you've heard

Advancing our long-term strategies… **leading decarbonization and utilization of rail** … creating significant value for our customers

Leveraging **significant installed base** … resilient business model

Strong **execution in dynamic cost environment** … navigating supply chain disruptions

Generating **strong cash flow** with **disciplined capital allocation** … improving ROIC and shareholder returns

STRONG FOUNDATION FOR GROWTH AND INCREASED SHAREHOLDER VALUE

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Save the date March 9, 2022 . 8:00 AM ET . Virtual Webcast

18 Appendix

19 Income statement Appendix A ( 1 of 2) 2021 2020 2021 2020 Net sales 2,073$ 2,024$ 7,822$ 7,556$ Cost of sales (1,421) (1,518) (5,453) (5,419) Gross profit 652 506 2,369 2,137 Gross profit as a % of Net Sales 31.5% 25.0% 30.3% 28.3% Selling, general and administrative expenses (264) (236) (1,030) (948) Engineering expenses (52) (38) (176) (162) Amortization expense (72) (71) (287) (282) Total operating expenses (388) (345) (1,493) (1,392) Operating expenses as a % of Net Sales 18.7% 17.0% 19.1% 18.4% Income from operations 264 161 876 745 Income from operations as a % of Net Sales 12.7% 8.0% 11.2% 9.9% Interest expense, net (42) (49) (177) (199) Other income (expense), net 13 6 38 11 Income before income taxes 235 118 737 557 Income tax expense (42) (31) (172) (145) Effective tax rate 17.4% 26.6% 23.2% 26.0% Net income 193 87 565 412 Less: Net (income) loss attributable to noncontrolling interest (3) 1 (7) 2 Net income attributable to Wabtec shareholders 190 88 558 414 Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 1.02$ 0.46$ 2.96$ 2.18$ Diluted Net income attributable to Wabtec shareholders 1.02$ 0.46$ 2.96$ 2.17$ Basic 186.0 189.2 187.7 189.9 Diluted 186.5 189.7 188.1 190.4 December 31, December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2021 AND 2020 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Twelve Months Ended

20 Appendix A ( 2 of 2) Income statement (cont.) 2021 2020 2021 2020 Segment Information Freight Net Sales 1,425$ 1,339$ 5,239$ 5,082$ Freight Income from Operations 207$ 121$ 717$ 584$ Freight Operating Margin 14.5% 9.0% 13.7% 11.5% Transit Net Sales 648$ 685$ 2,583$ 2,474$ Transit Income from Operations 79$ 57$ 238$ 230$ Transit Operating Margin 12.2% 8.3% 9.2% 9.3% Backlog Information (Note: 12-month is a sub-set of total) December 31, 2021 September 30, 2021 Freight Total 18,502$ 18,211$ Transit Total 3,667 3,633 Wabtec Total 22,169$ 21,844$ Freight 12-Month 4,520$ 4,060$ Transit 12-Month 1,748 1,648 Wabtec 12-Month 6,268$ 5,708$ December 31, December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2021 AND 2020 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Twelve Months Ended

21 Balance sheet Appendix B December 31, 2021 December 31, 2020 In millions Cash and cash equivalents 473$ 599$ Receivables, net 1,477 1,412 Inventories 1,689 1,642 Other current assets 193 227 Total current assets 3,832 3,880 Property, plant and equipment, net 1,497 1,601 Goodwill 8,587 8,485 Other intangible assets, net 3,705 3,869 Other noncurrent assets 833 619 Total assets 18,454$ 18,454$ Current liabilities 2,910$ 3,226$ Long-term debt 4,056 3,792 Long-term liabilities - other 1,249 1,283 Total liabilities 8,215 8,301 Shareholders' equity 10,201 10,123 Noncontrolling interest 38 30 Total shareholders' equity 10,239 10,153 Total Liabilities and Shareholders' Equity 18,454$ 18,454$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

22 Appendix C Cash flow 2021 2020 In millions Operating activities Net income 565 412 Non-cash expense 571 444 Receivables (76) 315 Inventories (41) 181 Accounts Payable 109 (269) Other assets and liabilities (55) (299) Net cash provided by operating activities 1,073 784 Net cash used for investing activities (540) (155) Net cash used for financing activities (653) (619) Effect of changes in currency exchange rates (6) (15) Decrease in cash (126) (5) Cash and cash equivalents, beginning of period 599 604 Cash and cash equivalents, end of period 473 599 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Twelve Months Ended December 31,

Appendix D
(1 of 2)

EPS
and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,073	$ 652	$ (388)	$ 264	$ (29)	$ (42)	$ 193	$ (3)	$ 190	$ 1.02
Restructuring & Transaction costs	-	5	(7)	(2)	-	5	3	-	3	$ 0.01
Non-cash Amortization expense	-	-	72	72	-	(18)	54	-	54	$ 0.29
Foreign Exchange Gain	-	-	-	-	(1)	-	(1)	-	(1)	$ (0.01)
Amended Return, net	-	-	-	-	-	(25)	(25)	-	(25)	$ (0.13)
Adjusted Results	$ 2,073	$ 657	$ (323)	$ 334	$ (30)	$ (80)	$ 224	$ (3)	$ 221	$ 1.18
Fully Diluted Shares Outstanding										186.5

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2021 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 7,822	$ 2,369	$ (1,493)	$ 876	$ (139)	$ (172)	$ 565	$ (7)	$ 558	$ 2.96
Restructuring & Transaction costs	-	53	25	78	-	(15)	63	-	63	$ 0.33
Non-cash Amortization expense	-	-	287	287	-	(74)	213	-	213	$ 1.13
Foreign Exchange Gain	-	-	-	-	(8)	2	(6)	-	(6)	$ (0.03)
Amended Return, net	-	-	-	-	-	(25)	(25)	-	(25)	$ (0.13)
Adjusted Results	$ 7,822	$ 2,422	$ (1,181)	$ 1,241	$ (147)	$ (284)	$ 810	$ (7)	$ 803	$ 4.26
Fully Diluted Shares Outstanding										188.1

23

Appendix D
(2 of 2)

EPS and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter 2020 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,024	$ 506	$ (345)	$ 161	$ (43)	$ (31)	$ 87	$ 1	$ 88	$ 0.46
Restructuring & Transaction costs	-	21	30	51	-	(12)	39	-	39	$ 0.20
Non-cash Amortization expense	-	-	71	71	-	(16)	55	-	55	$ 0.29
Foreign Exchange Loss	-	-	-	-	1	(1)	-	-	-	$ -
Tax on Transaction Costs	-	-	-	-	-	6	6	-	6	$ 0.03
Adjusted Results	$ 2,024	$ 527	$ (244)	$ 283	$ (42)	$ (54)	$ 187	$ 1	$ 188	$ 0.98
Fully Diluted Shares Outstanding										189.7

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2020 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 7,556	$ 2,137	$ (1,392)	$ 745	$ (188)	$ (145)	$ 412	$ 2	$ 414	$ 2.17
Restructuring & Transaction costs	-	45	71	116	-	(29)	87	-	87	$ 0.45
Non-cash Amortization expense	-	-	282	282	-	(71)	211	-	211	$ 1.11
Foreign Exchange Loss	-	-	-	-	9	(2)	7	-	7	$ 0.03
Tax on Transaction Costs	-	-	-	-	-	6	6	-	6	$ 0.03
Adjusted Results	$ 7,556	$ 2,182	$ (1,039)	$ 1,143	$ (179)	$ (241)	$ 723	$ 2	$ 725	$ 3.79
Fully Diluted Shares Outstanding										190.4

Wabtec CORPORATION

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Appendix E

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2021 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$264		$13		$121		$398		($2)		$396

Wabtec Corporation
2021 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$876		$38		$485		$1,399		$78		$1,477

Wabtec Corporation
2020 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$161		$6		$118		$285		$51		$336

Wabtec Corporation
2020 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$745		$11		$466		$1,222		$116		$1,338

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Wabtec CORPORATION

26 Sales by product line Appendix F In millions 2021 2020 Freight Segment Equipment 377$ 433$ Components 218 195 Digital Electronics 167 164 Services 663 547 Total Freight Segment 1,425 1,339 Transit Segment Original Equipment Manufacturer 299$ 322$ Aftermarket 349 363 Total Transit Segment 648 685 In millions 2021 2020 Freight Segment Equipment 1,302$ 1,531$ Components 867 819 Digital Electronics 640 664 Services 2,430 2,068 Total Freight Segment 5,239 5,082 Transit Segment Original Equipment Manufacturer 1,193$ 1,139$ Aftermarket 1,390 1,335 Total Transit Segment 2,583 2,474 Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended December 31,

27 Segment gross margin reconciliation Appendix G In millions 2021 2020 2021 2020 Freight Segment Reported Gross Profit 454$ 339$ 1,667$ 1,488$ Freight Segment Reported Gross Margin 31.9% 25.3% 31.8% 29.3% Restructuring & Transaction costs 3 14 8 30 Freight Segment Adjusted Gross Profit 457$ 353$ 1,675$ 1,518$ Freight Segment Adjusted Gross Margin 32.1% 26.4% 32.0% 29.9% Transit Segment Reported Gross Profit 198$ 167$ 702$ 649$ Transit Segment Reported Gross Margin 30.6% 24.4% 27.2% 26.2% Restructuring & Transaction costs 2 6 45 14 Transit Segment Adjusted Gross Profit 200$ 173$ 747$ 663$ Transit Segment Adjusted Gross Margin 30.9% 25.3% 28.9% 26.8% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended December 31, Twelve Months Ended December 31,

28 Segment operating margin reconciliation Appendix H In millions 2021 2020 2021 2020 Freight Segment Reported Income from Operations 207$ 121$ 717$ 584$ Freight Segment Reported Margin 14.5% 9.0% 13.7% 11.5% Restructuring & Transaction costs (7) 32 9 76 Non-cash Amortization expense 67 66 267 262 Freight Segment Adjusted Income from Operations 267$ 219$ 993$ 922$ Freight Segment Adjusted Margin 18.7% 16.3% 19.0% 18.1% Transit Segment Reported Income from Operations 79$ 57$ 238$ 230$ Transit Segment Reported Margin 12.2% 8.3% 9.2% 9.3% Restructuring & Transaction costs 4 15 59 27 Non-cash Amortization expense 5 5 20 20 Transit Segment Adjusted Income from Operations 88$ 77$ 317$ 277$ Transit Segment Adjusted Margin 13.6% 11.3% 12.3% 11.2% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended December 31, Twelve Months Ended December 31,

29 Segment sales reconciliation Appendix I In millions Freight Transit Consolidated 2020 Net Sales 1,339$ 685$ 2,024$ Acquisitions 61 - 61 Foreign Exchange (2) (15) (17) Organic 27 (22) 5 2021 Net Sales 1,425$ 648$ 2,073$ Change ($) 86 (37) 49 Change (%) 6.4% -5.4% 2.4% Freight Transit Consolidated 2020 Net Sales 5,082$ 2,474$ 7,556$ Acquisitions 138 - 138 Foreign Exchange 23 111 134 Organic (4) (2) (6) 2021 Net Sales 5,239$ 2,583$ 7,822$ Change ($) 157 109 266 Change (%) 3.1% 4.4% 3.5% Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended December 31,

30 Cash conversion reconciliation Appendix J Wabtec Corporation 2021 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $314 $193 $123 99% Wabtec Corporation 2021 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,073 $565 $491 102% Wabtec Corporation 2020 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $326 $87 $119 158% Wabtec Corporation 2020 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $784 $412 $473 89% Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =